Commitments and Contingencies	12 Months Ended
Jun. 30, 2012
Commitments and Contingencies
Commitments and Contingencies

Note 18. Commitments and Contingencies

Operating Leases

The Company leases certain real and personal property from unrelated third parties under non-cancelable operating leases that expire at various dates through fiscal 2021. Certain leases require the Company to pay property taxes, insurance and routine maintenance, and include escalation clauses. As of June 30, 2012, future minimum annual lease payments under non-cancellable operating leases were as follows (in millions):

2013	$29.4
2014	27.7
2015	23.7
2016	19.2
2017	16.1
Thereafter	31.1
Total minimum operating lease payments	$147.2

Included in the future minimum lease payments table above is $6.8 million related to lease commitments in connection with the Company’s restructuring activities.  See “Note 12. Restructuring and Related Charges” for more detail.

The aggregate future minimum rentals to be received under non-cancellable subleases totaled $1.3 million as of June 30, 2012. Rental expense relating to building and equipment was $27.5 million, $24.6 million, and $19.4 million in fiscal 2012, 2011, and 2010, respectively.

Purchase Obligations

Purchase obligations of $139.4 million as of June 30, 2012, represent legally-binding commitments to purchase inventory and other commitments made in the normal course of business to meet operational requirements. Although open purchase orders are considered enforceable and legally binding, the terms generally allow the option to cancel, reschedule and adjust the requirements based on the Company’s business needs prior to the delivery of goods or performance of services. Obligations to purchase inventory and other commitments are generally expected to be fulfilled within one year.

The Company depends on a limited number of contract manufacturers, subcontractors, and suppliers for raw materials, packages and standard components. The Company generally purchases these single or limited source products through standard purchase orders or one-year supply agreements and has no significant long-term guaranteed supply agreements with such vendors. While the Company seeks to maintain a sufficient safety stock of such products and maintains ongoing communications with its suppliers to guard against interruptions or cessation of supply, the Company’s business and results of operations could be adversely affected by a stoppage or delay of supply, substitution of more expensive or less reliable products, receipt of defective parts or contaminated materials, increases in the price of such supplies, or the Company’s inability to obtain reduced pricing from its suppliers in response to competitive pressures.

Financing Obligations — Eningen, Santa Rosa and Payment Plan Agreements for Software Licenses

Eningen

On December 16, 2011, the Company executed and closed the sale and leaseback transaction of certain buildings and land in Eningen, Germany. The Company sold approximately 394,217 square feet of land, nine buildings with approximately 386,132 rentable square feet, and parking areas. The Company leased back approximately 158,154 rentable square feet comprised of two buildings and a portion of a basement of another building (the “Leased Premises”). The lease term is 10 years with the right to cancel a certain portion of the lease after 5 years. The gross cash proceeds received from the transaction were approximately €7.1 million.

Concurrent with the sale and lease back, the Company has provided the following as collateral in case of a default by the Company relative to future lease payments for the Leased Premises:

•                  a surety bond in the amount of €3.0 million for a 5 year term which will be renewed at the end of the fifth year for an additional five year term.

•                  a letter of credit of approximately €1.0 million. This letter of credit will expire at the beginning of the sixth year when the surety bond is renewed for the final five year term.

•                  a Company guaranty of an amount not to exceed €1.0 million.

Upon execution and close of the sale and lease-back transaction, the Company began consolidating from four currently-occupied buildings into the Leased Premises. The consolidation was completed by the end of fiscal 2012.

Due to the continuing involvement as described above, the related portion of the cash proceeds and transaction costs, associated with the Leased Premises and other buildings which the Company continues to occupy, was recorded under the financing method in accordance with the authoritative guidance on leases and sales of real estate. Accordingly, the carrying value of these buildings and associated land will remain on the Company’s books and the buildings will continue to be depreciated over their remaining useful lives. The portion of the proceeds received have been recorded as a financing obligation, a portion of the lease payments are recorded as a decrease to the financing obligation and a portion is recognized as interest expense. Imputed rental income from the buildings sold but not leased back and currently being occupied is recorded as a reduction in the financing obligation.

The Company completed the consolidation and exited one of the buildings, which it previously occupied and is not being leased, during the fourth quarter of fiscal 2012. Upon exit, the Company had no form of continuing involvement for the aforementioned building and associated land. The Company accordingly removed the carrying value of the building, the associated land and the financing liability and recognized a gain of $0.5 million.

During the year ended June 30, 2012, the Company has recognized a loss, net of transaction costs, of $0.2 million on sale of remaining five buildings and associated land on which there is no form of continuing involvement.

As of June 30, 2012, of the total financing obligation related to the Eningen transaction, $0.1 million was included in Other current liabilities, and $4.9 million was included in Other non-current liabilities.

Santa Rosa

On August 21, 2007, the Company entered into a sale and lease back of certain buildings and land in Santa Rosa, California. The Company sold approximately 45 acres of land, 13 buildings with approximately 492,000 rentable square feet, a building pad, and parking areas. The Company leased back 7 buildings with approximately 286,000 rentable square feet. The net cash proceeds received from the transaction were $32.2 million. The lease terms range from a five year lease with a one year renewal option to a ten year lease with two five year renewal options.

The Company has an ongoing obligation to remediate an environmental matter required by the North Coast Regional Water Quality Control Board which existed at the time of sale. Concurrent with the sale and lease back, the Company has issued an irrevocable letter of credit for $3.8 million as security for the remediation of the environmental matter that remains in effect until the issuance of a notice of no further action letter from the North Coast Regional Water Quality Control Board. In addition, the lease agreement for one building included an option to purchase at fair market value, at the end of the lease term. Due to these various forms of continuing involvement the transaction was recorded under the financing method in accordance with the authoritative accounting guidance for leases and real estate sales.

Accordingly, the value of the buildings and land will remain on the Company’s books and the buildings will continue to be depreciated over their remaining useful lives. The proceeds received have been recorded as a financing obligation and a portion of the lease payments are recorded as a decrease to the financing obligation and a portion is recognized as interest expense. Imputed rental income from the buildings sold but not leased back is recorded as a reduction in the financing obligation.

As of June 30, 2012, $0.9 million was included in Other current liabilities, and $28.5 million was included in Other non-current liabilities. As of July 2, 2011, $0.7 million was included in Other current liabilities, and $29.4 million was included in Other non-current liabilities.

The lease payments due under the agreement reset to fair market rental rates upon the Company’s execution of the renewal options.

Payment Plan Agreements for Software Licenses

During fiscal 2011 and 2009, the Company capitalized approximately $7.1 million and $11.1 million, respectively, of cost incurred for the purchase of perpetual software licenses from the same supplier, in accordance with the authoritative accounting guidance. The Company entered into a three-year payment plan agreement (“PPA”) with the supplier towards software licenses and technical support purchased in fiscal 2009. Under this PPA, payments are made on a quarterly basis starting the first quarter of fiscal 2010. The Company entered into a four-year payment plan agreement (“PPA”) with the supplier towards software licenses and technical support purchased in fiscal 2011. Under this PPA, payments are made on an annual basis starting the first quarter of fiscal 2012. The principal portion of the payment is accounted for as a financing activity and the remaining interest portion is accounted for as an operating activity in the statement of cash flows. As of June 30, 2012, the Company has a contractual commitment of $3.8 million towards the payment of software licenses, of which $1.9 million is due in fiscal 2013 and $1.9 million is due in fiscal 2014.

During the fiscal years 2012, 2011, and 2010 the Company recorded amortization expense of $3.6 million, $2.2 million, and $2.2 million respectively.

Guarantees

In accordance with authoritative guidance which requires that upon issuance of a guarantee, the guarantor must recognize a liability for the fair value of the obligation it assumes under that guarantee. In addition, disclosures about the guarantees that an entity has issued, including a tabular reconciliation of the changes of the entity’s product warranty liabilities, are required.

The Company from time to time enters into certain types of contracts that contingently require the Company to indemnify parties against third-party claims. These contracts primarily relate to: (i) divestiture agreements, under which the Company may provide customary indemnifications to purchasers of the Company’s businesses or assets; (ii) certain real estate leases, under which the Company may be required to indemnify property owners for environmental and other liabilities, and other claims arising from the Company’s use of the applicable premises; and (iii) certain agreements with the Company’s officers, directors and employees, under which the Company may be required to indemnify such persons for liabilities arising out of their employment relationship.

The terms of such obligations vary. Generally, a maximum obligation is not explicitly stated. Because the obligated amounts of these types of agreements often are not explicitly stated, the overall maximum amount of the obligations cannot be reasonably estimated. Historically, the Company has not been obligated to make significant payments for these obligations, and no liabilities have been recorded for these obligations on its balance sheet as of June 30, 2012 and July 2, 2011.

Product Warranties

In general, the Company offers a three-month to one-year warranty for most of its products. The Company provides reserves for the estimated costs of product warranties at the time revenue is recognized. The Company estimates the costs of its warranty obligations based on its historical experience of known product failure rates, use of materials to repair or replace defective products and service delivery costs incurred in correcting product failures. In addition, from time to time, specific warranty accruals may be made if unforeseen technical problems arise with specific products. The Company periodically assesses the adequacy of its recorded warranty liabilities and adjusts the amounts as necessary.

The following table presents the changes in the Company’s warranty reserve during fiscal 2012 and fiscal 2011 (in millions):

	Years Ended
	June 30,	July 2,
	2012	2011
Balance as of beginning of year	$7.9	$7.3
Provision for warranty	9.5	6.7
Utilization of reserve	(7.9)	(4.7)
Adjustments related to pre-existing warranties (including changes in estimates)	(1.4)	(1.4)
Balance as of end of year	$8.1	$7.9

Legal Proceedings

During the first quarter of fiscal 2012, the Company received an unfavorable arbitrator’s decision in a legal dispute unrelated to current or future quarters. The arbitrator’s decision was related to, and contrary to the result of, an action which commenced in 2006 in the Western District of Pennsylvania in which the Company was a nominal plaintiff. The Pennsylvania matter was resolved in the Company’s favor in 2009 and was subsequently affirmed by a Federal Appeals Court in January 2011. The arbitration award was confirmed at the California State Superior Court in October, 2011. On March 5, 2012 the Pennsylvania District Court denied JDSU’s request to vacate the arbitration award, and the parties subsequently reached a settlement agreement on March 22, 2012 pursuant to which the Company paid $7.9 million on April 2, 2012 in full and final settlement of the matter. The related charge is included as a component of selling, general and administrative expense in the Company’s Consolidated Statement of Operations.

The Company is subject to a variety of claims and suits that arise from time to time in the ordinary course of our business. While management currently believes that resolving claims against the Company, individually or in aggregate, will not have a material adverse impact on its financial position, results of operations or statement of cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future. Were an unfavorable final outcome to occur, there exists the possibility of a material adverse impact on the Company’s financial position, results of operations or cash flows for the period in which the effect becomes reasonably estimable.

Tax Matters

The Company has been subject to Texas franchise tax audits related to allocated taxable surplus capital for Texas report years 2001 through 2006. While the Company believes that it is reasonably possible this audit may result in additional tax liabilities, based on currently available information, the Company believes the ultimate outcome of this audit will not have a material adverse effect on the Company’s financial position, cash flows or overall trends in results of operations. There is the possibility of a material adverse effect on the Company’s financial position, cash flows or overall trends in results of operations for the period in which this matter is ultimately resolved, if it is resolved unfavorably, or in the period in which an unfavorable outcome becomes probable. The range of the potential total tax liability related to these matters is estimated to be from $0 million to $34.2 million, plus interest and penalties.